UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: AUGUST 10, 2008

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

445 Park Avenue, New York, New York 10022
 (Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of ByLaws

On August 10, 2008, our Board of Directors amended Article IV of its Bylaws to provide for the issuance of uncertificated and certificated shares, which previously permitted only the issuance of certificated shares.

On September 25, 2008 our Board of Directors amended Article II, Section 2.06 of its Bylaws to remove provisions which permit the close of its share transfer books for the purpose of determining shareholders entitled to notice of or to vote at a meeting of the shareholders.

A copy of the amended and restated Bylaws is attached as Exhibit 3.1 to this current report on Form 8-K.

9.01. Financial Statements and Exhibits.

(d)      Exhibits

3.1 Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date September 29, 2008	By:	/s/ Wang Hong Jun
Wang Hong Jun
President, Chairman and Chief Executive Officer